                                                                   Exhibit 10.05

                       FIRST AMENDMENT TO LOAN DOCUMENTS

     THIS FIRST AMENDMENT TO LOAN DOCUMENTS ("First Amendment") is made and entered into as of December 29, 1997 by and among EDIFY CORPORATION, a Delaware corporation ("Borrower"), and IMPERIAL BANK ("Bank").

                                    RECITALS

     A. Bank agreed to make revolving loans to Borrower in the maximum principal amount of $8,000,000.00 ("Commitment") pursuant to the terms of that certain Credit Terms and Conditions with Addendum dated December 30, 1996 ("Credit Terms Agreement"), entered into between Borrower and Bank. The Commitment is evidenced by that certain Note dated December 30, 1996 ("Note"), made by Borrower and payable to Bank in the original principal amount of the Commitment.

     B. The Commitment terminated and the Note matured on December 29, 1997, and Borrower desires to extend the termination date of the Commitment and the maturity date of the Note as provided for in this First Amendment, and Bank is willing to make such accommodation to Borrower, subject to the terms and conditions set forth herein.

     C. The Credit Terms Agreement, the Note (as amended hereby), this First Amendment, together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented, restated or superseded are hereinafter collectively referred to as the "Loan Documents."

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower and Bank hereby agree to amend the Loan Documents as follows:

     1. DEFINITIONS. Unless otherwise defined herein, all terms used in the Credit Terms Agreement have the same meaning when used herein.

     2. AMENDMENTS TO CREDIT TERMS AGREEMENT. The terms of the Credit Terms Agreement are hereby amended as follows:

          a. A portion of the first sentence of SECTION B.4.(c) of the Credit Terms and Conditions containing the words "Within 45 days after the end of each fiscal quarter of Borrower, a certificate of chief of financial officer or partner of Borrower," is hereby deleted in its entirety and replaced with the following partial sentence:


                                       1.
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               "(c) As a condition to any request for a Loan under the
          Commitment, Borrower shall have delivered to Bank a compliance certificate, certified by an officer of Borrower, covering the most recent fiscal quarter then ended prior to the date of Borrower's request for a Loan,"

          b. PARAGRAPH 1) under the Reporting requirement in the Addendum is hereby deleted in its entirety and replaced with the following paragraph:

          "1)  Quarterly 10-Q reports within 45 days of quarter end."

          c. The Addendum is hereby amended to add the following additional sections thereunder:

          "COMMITMENT"

          Subject to all the terms and conditions of this Credit Terms and Conditions and Addendum as attached thereto, and prior to the termination of its commitment as hereinafter provided, Bank hereby agrees to make loans (each a "Loan" and collectively, "Loans") to Borrower, in such amounts as Borrower shall request, at any time from December 29, 1997 through December 28, 1998 (the "Commitment Termination Date"), in an aggregate principal amount not to exceed $8,000,000.00 (the "Commitment"). If at any time or for any reason, the outstanding principal amount advanced under the Commitment is greater than $8,000,000.00, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms hereof to make Loans shall expire on the Commitment Termination Date, subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Provided that no event of default has occurred and is continuing hereunder, all or any portion of the Loans advanced by Bank under the Commitment which are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof. Borrower promises to pay to Bank the entire outstanding principle balance (and all accrued unpaid interest thereon) of the Commitment on the Commitment Termination Date.

          1) Letter of Credit Usage and Sublimit. Subject to the availability of the Commitment and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the banking day immediately prior to the Commitment Termination Date, Bank shall issue for the account of Borrower such standby and commercial letters of credit ("Letters of Credit") as Borrower may request, which request shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters


                                       2.

          of Credit (a) shall not at any time exceed $1,000,000.00 and (b) shall be deemed to constitute Loans for the purpose of calculating availability under the Commitment. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Commitment Termination Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit for Borrower.

     2) Foreign Exchange Usage and Sublimit. Subject to the availability of the Commitment and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the banking day immediately prior to the Commitment Termination Date, Bank shall arrange the purchase by Borrower of foreign exchange futures contracts ("Exchange Contracts") as Borrower may request, which request shall be made by delivering to Bank a duly executed exchange contract application on Bank's standard form; provided, however, that the maximum aggregate notional contract amount under all such Exchange Contracts shall not at any time exceed $1,000,000.00; provided, further, that 10% of the maximum aggregate notional contract amount under all such Exchange Contracts shall be deemed to constitute outstanding Loans for the purpose of calculating availability under the Commitment. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Exchange Contract and Bank shall have agreed in writing, no Exchange Contract shall have a due date that is later than the Commitment Termination Date. All Exchange Contracts shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form exchange contract application. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Exchange Contracts for Borrower. After and during the continuance of an Event of Default, Bank may, in its sole and absolute discretion, terminate any or all of the Exchange Contracts. Borrower agrees to indemnify and hold harmless Bank from and against all loss, costs and expense associated with any such termination of any Exchange Contract."

     3. AMENDMENT TO NOTE. The stated maturity date of the Note is hereby extended from December 29, 1997 to December 28, 1998.



                                       3.
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     4.   REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this First Amendment (except to the extent such specifically relate to another date or as specifically described on EXHIBIT A attached hereto and incorporated herein by his reference) and that the execution, delivery and performance of this First Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

     5. CONDITIONS PRECEDENT. The legal effectiveness of this First Amendment is subject to the satisfaction of all of the following conditions precedent:

          a. PAYMENT OF ACCRUED INTEREST. Bank shall have received all unpaid interest accrued under the Note from December 1, 1997 through and including December 29, 1997 at the rate of interest and computed in accordance with the terms of the Note.

          b. EXECUTED AMENDMENT. Bank shall have received this First Amendment duly executed and delivered by Borrower.

          c. RESOLUTIONS AND OTHER CORPORATE DOCUMENTS OF BORROWER. Bank shall have received resolutions of the Board of Directors of Borrower authorizing Borrower to enter into this First Amendment and such other corporate documents as Bank shall reasonably request.

          d. FINANCIAL CONDITION. There shall have occurred no material adverse change in the financial condition or prospects of Borrower as shown on the most recent financial statements submitted to Bank or disclosed to Bank, respectively, and relied upon by Bank in entering into this First Amendment.

          e. NO DEFAULT. There shall have occurred no Event of Default that remains uncured and is continuing under any of the Loan Documents.

          f. PAYMENTS OF FEES. Bank shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this First Amendment and the transactions contemplated hereby.

          g. OTHER DOCUMENTS. Bank shall have received such other documents, information and items from Borrower as it shall reasonably request to effectuate the transactions contemplated hereby.

     6.   RELEASE AND WAIVER.

          a. Borrower hereby acknowledges and agree that: (1) it has no claim or cause of action against Bank or any parent, subsidiary or affiliate of Bank, or any of Bank's officers, directors, employees, attorneys or other representatives or agents (all of which parties


                                       4.
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other than Bank being, collectively, "Bank's Agents") in connection with the
Loan Documents, the loans thereunder or the transactions contemplated therein and herein; (2) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Bank; and (3) it recognizes that Bank has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

     b. Although Bank regards its conduct as proper and does not believe Borrower to have any claim, cause of action, offset or defense against Bank or any of Bank's Agents in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein, Bank wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of Bank. Therefore, Borrower unconditionally releases and waives (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind to Bank or of any of Bank's Agents to Borrower, except the obligations remaining to be performed by Bank as expressly stated in the Credit Terms Agreement, this First Amendment and the other Loan Documents executed by Bank; (2) any legal, equitable or other obligations or duties, whether known or unknown, of Bank or of any of Bank's Agents to Borrower (and any rights of Borrower against Bank) besides those expressly stated in the Credit Terms Agreement, this First Amendment and the other Loan Documents; (3) any and all claims under any oral or implied agreement, obligation or understanding with Bank or any of Bank's Agents, whether known or unknown, which is different from or in addition to the express terms of the Credit Terms Agreement, this First Amendment or any of the other Loan Documents; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which Borrower might otherwise have against Bank or any of Bank's Agents, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this First Amendment or which could arise concurrently with the effectiveness of this First Amendment.

     c. Borrower agrees that it understands the meaning and effect of Section 1542 of the California Civil Code, which provides:

          Section 1542. Certain Claims Not Affected by General Release. A general releases does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS FIRST AMENDMENT IN FAVOR OF BANK AND BANK'S AGENTS, AND BORROWER HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE AFOREMENTIONED
SECTION 1542 OF THE CALIFORNIA CIVIL CODE WITH REGARD TO THE RELEASE

                                       5.
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OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF
ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS FIRST AMENDMENT.

     7. FULL, FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this First Amendment, the terms and conditions of the Credit Terms Agreement and the other Loan Documents shall remain in full force and effect. This First Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrower and/or its affiliates.

     8. COUNTERPARTS; EFFECTIVENESS. This First Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

     IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed and delivered by its duly authorized officer as of the date first written above.


BANK                                 BORROWER

IMPERIAL BANK                        EDIFY CORPORATION
                                     a Delaware corporation



By:  /s/ Erin L. Haney               By:  /s/ Stephanie Vinella
   ---------------------------          -----------------------------
         Erin L. Haney                        Stephanie Vinella
         Assistant Vice President             Chief Financial Officer



                                       6.

                                   EXHIBIT A

            Schedule of Exceptions to Representations and Warranties


                           (List or indicate "NONE")


















                                   Exhibit A
                                  Page 1 of 1
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                              [IMPERIAL BANK LOGO]


                     CORPORATE RESOLUTION REGARDING CREDIT

OFFICE: SANTA CLARA VALLEY REGIONAL OFFICE   ADDRESS: 226 AIRPORT PARKWAY
                                                      SAN JOSE, CALIFORNIA 96110

     RESOLVED, that EDIFY CORPORATION borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of ***** EIGHT MILLION AND NO/100 ***** DOLLARS ($8,000,000.00), in addition to such amount as may be otherwise authorized;

     RESOLVED FURTHER, that any         1        of the following named officers
                                ----------------
                                (Specify Number)

JEFFREY CROWE                          the  PRESIDENT/CEO
--------------------------------------      ------------------------------------

STEPHANIE VINELLA                      the  SECRETARY/CFO
--------------------------------------      ------------------------------------

JIM PANGBURN                           the  DIRECTOR OF TREASURY
--------------------------------------      ------------------------------------

                                       the
--------------------------------------      ------------------------------------

                                       the
--------------------------------------      ------------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution; REVOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require; RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank; RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed; RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation. I, STEPHANIE VINELLA, Secretary of the above named corporation, duly organized and existing under the laws of the State of DELAWARE, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation. I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

     EXECUTED ON DECEMBER 29, 1997

           Authorized Signatures:

Signature: /s/ JEFFREY CROWE
           ------------------------------
           JEFFREY CROWE

Signature: /s/ STEPHANIE VINELLA                  /s/ STEPHANIE VINELLA
           ------------------------------    ---------------------------------
           STEPHANIE VINELLA                            (Secretary)

Signature: /s/ JIM PANGBURN                  STEPHANIE VINELLA
           ------------------------------
           JIM PANGBURN

Signature:
           ------------------------------

Signature:                                                     BORROWER'S COPY
           ------------------------------


L 550 E (Rev 7/97)